SUPPLEMENT Dated March 7, 1996


                              TO THE PROSPECTUS OF

               STANDISH TAX-SENSITIVE EQUITY FUND ("EQUITY FUND")
         STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND ("SMALL CAP FUND") STANDISH INTERMEDIATE TAX EXEMPT BOND FUND ("TAX EXEMPT FUND")

                              Dated January 1, 1996




         Effective until March 31, 1996, Standish, Ayer & Wood, Inc. (the "Adviser") has voluntarily agreed to limit the Equity Fund's and the Small Cap Fund's Total Fund Operating Expenses (excluding litigation, indemnification and other extraordinary expenses) to 0.00% of each such Fund's average daily net assets.

         The following table replaces the table captioned "Annual Fund Operating Expenses" on page 3 of the attached Prospectus:


                                                             Equity       Small Cap    Tax Exempt
                                                              Fund          Fund          Fund
                                                              ----          ----          ----
Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (after fee reduction)+                        0.00%         0.00%           0.16%
12b-1 Fees                                                    None          None            None
Other Expenses (after expense limitation)+                    0.00%         0.00%           0.49%

Total Fund Operating Expenses
     (after expense limitation)+                              0.00%         0.00%           0.65%
                                                              =====         =====           =====


                            ------------------------

         The following footnote to the above table replaces the footnotes on page 4 of the attached Prospectus:

         + The Adviser has voluntarily agreed until March 31, 1996 to limit the Equity Fund's and the Small Cap Fund's Total Fund Operating Expenses (excluding litigation, indemnification and other extraordinary expenses) to 0.00% of each such Fund's average daily net assets. In addition, the Adviser has voluntarily agreed to limit each Fund's Total Fund Operating Expenses (excluding litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets for the Fund's fiscal year ending September 30, 1996: Equity Fund-- 1.00%; Small Cap Fund--0.90% and Tax Exempt Fund--0.65%. These agreements are voluntary and temporary and may be discontinued or revised by the Adviser at any time after September 30, 1996. If the Adviser had not agreed to the limits described above, Management Fees, Other Expenses and Total Fund Operating Expenses are estimated to be 0.50%, 0.30% and 0.80%, respectively, of the Equity Fund's average daily net assets and 0.60%, 0.25% and 0.85%, respectively, of the Small Cap Fund's average daily net assets for the fiscal year ending September 30, 1996 and would have been 0.40%, 0.49% and 0.89%, respectively, of the Tax Exempt Fund's average daily net assets for the fiscal year ended December 31, 1995. On February 9, 1996, the Tax Exempt Fund changed its fiscal year end from December 31 to September 30.

                            ------------------------

         The following Example replaces the Example contained on page 4 of the attached Prospectus:

Example: Hypothetically assume that each Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, you would have paid the following expenses if you closed your account after the number or years indicated:

                                  Equity       Small Cap    Tax Exempt
                                   Fund          Fund          Fund
                                   ----          ----          ----

After 1 Year                       $ 4           $ 4             $ 6

After 3 Years                      $19           $19             $12

After 5 Years                      N/A           N/A             $36

After 10 Years                     N/A           N/A             $81


                            ------------------------

         Effective immediately, Standish Fund Distributors, L.P. (the "Principal Underwriter"), One Financial Center, Boston, Massachusetts 02111, serves as the Principal Underwriter of the Funds' shares.

         The following information replaces the information contained under the caption "Purchase of Shares," "Exchange of Shares" and "Redemption of Shares" on pages 14, 15 and 16 of the attached Prospectus:


                               PURCHASE OF SHARES

         Shares of the Funds may be purchased directly from the Principal Underwriter, which offers shares of the Funds to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order and payment for the shares is received in good order by the Principal Underwriter and payment for the shares is received by the Funds' custodian. Please see the Funds' account application or call the Principal Underwriter for instructions on how to make payment of shares to the Funds'
custodian. Unless waived by the Funds, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000 ($5,000 for the Tax Exempt Fund).

         Shares of the Funds may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Principal Underwriter by the close of its business day (normally 4:00 p.m., New York time) will be effected as of the close of regular trading on the New York Stock Exchange on that day, provided that payment for the shares is also received by the Funds' custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Principal Underwriter by the close of its business day. Shares of the Funds purchased through dealers may be subject to transaction fees, no part of which will be received by the Funds, the Principal Underwriter or the Adviser.

         Each Fund's net asset value per share is computed on each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m. New York time). The net asset value per share is calculated by determining the value of all of a Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Equity and other taxable securities are valued at the last sales prices, on the valuation date, on the exchange or national securities market on which they are primarily traded. Equity and other taxable securities not listed on an exchange or national securities market, or securities for which there are no reported transactions, are valued at the last quoted bid prices. Municipal securities are valued by the Adviser or by an independent pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Tax Exempt Fund believes that reliable market quotations for municipal securities are generally not readily available for purposes of valuing its portfolio securities. As a result, it is likely that most of the valuations of municipal securities made by the Adviser or provided by such pricing service will be based upon fair value determined on the basis of the factors listed above (which may also include use of yield equivalents or matrix pricing). Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by a Fund are valued on an amortized cost basis. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon its value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value. Additional information concerning the Funds' valuation policies is contained in the Statement of Additional Information.

         Prospective investors should consider the tax implications of buying shares of a Fund prior to an anticipated taxable dividend or capital gain distribution from that Fund. A portion of the purchase price of such shares may be attributable to the taxable income already earned by the Fund and/or net capital gains already realized by the Fund that will be included in the anticipated distribution. The distribution will, nevertheless, generally be taxable to the investor even if it reduces the net asset value of the Fund's shares below the investor's cost and economically represents a return of a portion of the investor's purchase price.

         In the sole discretion of the Adviser, each Fund may accept securities instead of cash for the purchase of Fund shares. The Adviser will determine that any securities acquired in this manner are consistent with the investment objective, policies and restrictions of the particular Fund. The securities will be valued in the manner stated above. The purchase of Fund shares for securities instead of cash may cause an investor who contributes them to realize a taxable gain or loss with respect to the securities transferred to the Fund. Consequently, prospective investors should consult with their own tax advisers before acquiring Fund shares in exchange for appreciated or depreciated securities in order to evaluate fully the effect on their particular tax situations.

         The Trust reserves the right in its sole discretion (i) to suspend the offering of each Fund's shares, (ii) to reject purchase orders when in the best interest of the particular Fund and (iii) to modify or eliminate the minimum initial investment requirement in Fund shares. The Funds' investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Funds' investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of underlying participants in such omnibus accounts.

                               EXCHANGE OF SHARES

         Shares of the Funds may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Funds redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Principal Underwriter. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Principal Underwriter and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

         Shares of the Funds may be exchanged by written order to the Principal Underwriter, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

         Shareholders who elected telephonic privileges may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information

         All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and
(iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received by the Funds' custodian. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.


                              REDEMPTION OF SHARES

         Shares of the Funds may be redeemed by any of the methods described below at the net asset value per share next determined after receipt by the Principal Underwriter of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption

         Shares of the Funds may be redeemed by written order to the Principal Underwriter, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Funds' transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephonic Redemption

         Shareholders who elect telephonic privileges may redeem shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephonic redemption.

Repurchase Order

         In addition to telephonic and written redemption of Fund shares, the Principal Underwriter may accept telephone orders from brokers or dealers for the repurchase of Fund shares. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter and the payment for the shares by the Funds' custodian. Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers and dealers may charge for their services in connection with a repurchase of Fund shares, but none of the Funds nor the Principal Underwriter imposes a charge for share repurchases.

Telephone Transactions

         By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Funds and the Funds' custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Funds employ reasonable procedures to confirm that telephonic instructions are genuine, and follow telephonic instructions that they reasonably believe to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor any of the Funds, nor the Funds' custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Funds intend to employ personal identification or written confirmation of transactions procedures, and if they do not, the Funds may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.

                                     * * * *

         The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the applicable Fund's portfolio investments at the time of redemption or repurchase. Each Fund intends to pay cash for all shares redeemed, but under certain conditions, the Funds may make payments wholly or partially in portfolio securities. Please see the Statement of Additional Information for further information regarding the Funds' ability to satisfy redemption requests in-kind.

         Because of the cost of maintaining shareholder accounts, the Funds may redeem, at net asset value, the shares in any account that has a value of less than $25,000 ($10,000 for the Tax Exempt Fund) as a result of redemptions or transfers. Before doing so, the applicable Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $25,000 ($10,000 for the Tax Exempt Fund). The Funds may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.

                         SUPPLEMENT Dated March 7, 1996


                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF

               STANDISH TAX-SENSITIVE EQUITY FUND ("EQUITY FUND")
         STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND ("SMALL CAP FUND") STANDISH INTERMEDIATE TAX EXEMPT BOND FUND ("TAX EXEMPT FUND")

                              Dated January 1, 1996




         Effective immediately, Standish Fund Distributors, L.P., One Financial Center, Boston, Massachusetts 02111, serves as the principal underwriter of the Funds' shares. The following information supplements the disclosure contained under the caption "Management" in the attached Statement of Additional
Information:


Distributor of the Trust

         Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Funds' shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of the Funds' shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to a Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a Fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.